Exhibit 10.166

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written. PLEDGOR: LODGING FUND REIT III OP, LP a Delaware limited partnership By: Lodging Fund REIT III, Inc. a Maryland corporation, its General Partner N Title: Chief Operating Officer Address: 1635 43rd Street S Suite 205 Fargo, ND 58103 AL) [Signatures continue on Following Page] 46678173 v2 5 /s/ Sam Montgomery

ACCESS POINT: ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company Name: John Patton Title: Chief Financial Officer Address: 1 Ravinia Drive Suite 900 Atlanta, Georgia 30346 46159')95 v2 6 /s/ John Patton